Financial Highlights S-1 Consolidated Balance Sheets S-2 Consolidated Statements of Comprehensive Income S-3 Consolidated Statements of Funds from Operations S-4 Owned Properties Results of Operations S-5 Same Store Owned Properties Operating Expenses S-6 Seasonality of Operations S-7 Leasing Update - 2021/2022 Academic Year S-8 Owned Development Update S-9 Third-Party Development Update S-10 Management Services Update S-11 Capital Structure S-12 Interest Coverage S-13 Capital Allocation – Long Term Funding Plan (2021-2023) S-14 Outlook - Summary (Q3 2021 and FY 2021) S-15 Outlook - Detail (Q3 2021 and FY 2021) S-16 Detail of Property Groupings S-17 Definitions S-18 Investor Information S-20 Table of Contents Q2 Supplemental Package July 26, 2021 Exhibit 99.2

Financial Highlights ($ in thousands, except share and per share data) S-1 Operating Data Three Months Ended June 30, Six Months Ended June 30, 2021 2020 $ Change % Change 2021 2020 $ Change % Change Total revenues $ 208,521 $ 185,547 $ 22,974 12.4% $ 441,243 $ 434,951 $ 6,292 1.4% Operating income 19,437 12,512 6,925 55.3% 65,838 127,998 (62,160) (48.6%) Net (loss) income attributable to ACC (9,402) (13,344) 3,942 (29.5%) 6,216 67,511 (61,295) (90.8%) Net (loss) income per share - basic and diluted (0.07) (0.10) 0.04 0.48 Funds From Operations ("FFO") 1 56,714 50,253 6,461 12.9% 137,875 146,188 (8,313) (5.7%) FFO per share - diluted 1 0.41 0.36 0.05 13.9% 0.99 1.05 (0.06) (5.7%) Funds From Operations - Modified ("FFOM") 1 58,770 50,912 7,858 15.4% 138,234 148,474 (10,240) (6.9%) FFOM per share - diluted 1 0.42 0.37 0.05 13.5% 0.99 1.07 (0.08) (7.5%) Market Capitalization and Unsecured Notes Covenants 2 June 30, 2021 December 31, 2020 Debt to total market capitalization 36.4% 37.8% Net debt to EBITDA 3 8.8x 8.3x Unencumbered asset value to total asset value 86.8% 86.5% Total debt to total asset value 42.1% 41.2% Secured debt to total asset value 7.1% 7.4% Unencumbered asset value to unsecured debt 247.7% 255.3% Interest coverage 3 3.5x 3.5x 1. Refer to page S-4 for a reconciliation to net income, the most directly comparable GAAP measure. 2. Refer to the definitions outlined on pages S-18 and S-19 for detailed definitions of terms appearing on this page. 3. Refer to calculations on page S-13, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.

Consolidated Balance Sheets ($ in thousands) S-2 June 30, 2021 December 31, 2020 (unaudited) Assets Investments in real estate Owned properties, net $ 6,713,823 $ 6,721,744 On-campus participating properties, net 65,984 69,281 Investments in real estate, net 6,779,807 6,791,025 Cash and cash equivalents 30,283 54,017 Restricted cash 27,476 19,955 Student contracts receivable, net 9,775 11,090 Operating lease right of use assets 1 457,520 457,573 Other assets 1 233,580 197,500 Total assets $ 7,538,441 $ 7,531,160 Liabilities and equity Liabilities Secured mortgage and bond debt, net $ 629,328 $ 646,827 Unsecured notes, net 2,377,453 2,375,603 Unsecured term loans, net 199,648 199,473 Unsecured revolving credit facility 520,700 371,100 Accounts payable and accrued expenses 69,705 85,070 Operating lease liabilities 2 495,627 486,631 Other liabilities 2 144,773 185,352 Total liabilities 4,437,234 4,350,056 Redeemable noncontrolling interests 26,534 24,567 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,386 1,375 Additional paid in capital 4,515,450 4,472,170 Common stock held in rabbi trust (4,730) (3,951) Accumulated earnings and dividends (1,457,273) (1,332,689) Accumulated other comprehensive loss (18,908) (22,777) Total American Campus Communities, Inc. and 3,035,925 3,114,128 Subsidiaries stockholders' equity Noncontrolling interests - partially owned properties 38,748 42,409 Total equity 3,074,673 3,156,537 Total liabilities and equity $ 7,538,441 $ 7,531,160 1. For purposes of calculating net asset value ("NAV") at June 30, 2021, the company excludes other assets of approximately $9.0 million related to net deferred financing costs on its revolving credit facility and the net value of in-place leases, as well as operating lease right of use assets disclosed above. 2. For purposes of calculating NAV at June 30, 2021, the company excludes other liabilities of approximately $38.3 million related to deferred revenue and fee income, as well as operating lease liabilities disclosed above.

Consolidated Statements of Comprehensive Income (Unaudited, $ in thousands, except share and per share data) S-3 Three Months Ended June 30, Six Months Ended June 30, 2021 2020 $ Change 2021 2020 $ Change Revenues Owned properties $ 199,623 $ 177,488 $ 22,135 $ 418,067 $ 410,299 $ 7,768 On-campus participating properties 5,221 4,101 1,120 14,179 14,810 (631) Third-party development services 866 1,290 (424) 2,825 3,345 (520) Third-party management services 2,811 2,668 143 6,172 6,497 (325) Total revenues 208,521 185,547 22,974 441,243 434,951 6,292 Operating expenses (income) Owned properties 95,703 85,749 9,954 189,694 178,223 11,471 On-campus participating properties 3,279 3,208 71 6,569 6,574 (5) Third-party development and management services 5,000 4,977 23 10,387 11,184 (797) General and administrative 1 12,926 9,767 3,159 25,254 19,925 5,329 Depreciation and amortization 68,741 66,441 2,300 136,858 132,610 4,248 Ground/facility leases 3,435 2,893 542 6,643 6,962 (319) Gain from disposition of real estate — — — — (48,525) 48,525 Total operating expenses 189,084 173,035 16,049 375,405 306,953 68,452 Operating income 19,437 12,512 6,925 65,838 127,998 (62,160) Nonoperating income (expenses) Interest income 352 870 (518) 572 1,721 (1,149) Interest expense (29,240) (27,168) (2,072) (58,217) (54,951) (3,266) Amortization of deferred financing costs (1,418) (1,255) (163) (2,737) (2,542) (195) Loss from extinguishment of debt 2 — — — — (4,827) 4,827 Other nonoperating income 157 — 157 157 — 157 Total nonoperating expenses (30,149) (27,553) (2,596) (60,225) (60,599) 374 (Loss) income before income taxes (10,712) (15,041) 4,329 5,613 67,399 (61,786) Income tax provision (341) (381) 40 (681) (760) 79 Net (loss) income (11,053) (15,422) 4,369 4,932 66,639 (61,707) Net loss attributable to noncontrolling interests 1,651 2,078 (427) 1,284 872 412 Net (loss) income attributable to ACC, Inc. and $ (9,402) $ (13,344) $ 3,942 $ 6,216 $ 67,511 $ (61,295) Subsidiaries common stockholders Other comprehensive income (loss) Change in fair value of interest rate swaps and other 1,351 282 1,069 3,869 (9,519) 13,388 Comprehensive (loss) income $ (8,051) $ (13,062) $ 5,011 $ 10,085 $ 57,992 $ (47,907) Net (loss) income per share attributable to ACC, Inc. and Subsidiaries common stockholders Basic and Diluted $ (0.07) $ (0.10) $ 0.04 $ 0.48 Weighted-average common shares outstanding Basic 138,048,659 137,613,560 137,884,442 137,545,365 Diluted 138,048,659 137,613,560 139,139,383 138,652,106 1. The three months ended June 30, 2021 include $0.8 million related to the settlement of a litigation matter and $1.3 million in accelerated amortization of unvested restricted stock awards due to the pending retirement of the company's President in August 2021. The six months ended June 30, 2021 include $2.0 million related to the settlement of a litigation matter, $0.9 million in consulting, legal and other related costs incurred in relation to stockholder engagement activities in preparation for the company's 2021 annual stockholders' meeting, and $1.8 million in accelerated amortization of unvested restricted stock awards due to the pending retirement of the company's President in August 2021. The six months ended June 30, 2020 include $1.1 million related to the settlement of a litigation matter. 2. The six months ended June 30, 2020 amount represents the loss associated with the January 2020 redemption of the company's $400 million 3.35% Senior Notes originally scheduled to mature in October 2020.

Consolidated Statements of Funds from Operations ("FFO") (Unaudited, $ in thousands, except share and per share data) S-4 1. Represents depreciation on corporate assets not added back for purposes of calculating FFO. 2. 50% of the properties’ net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures which is included in ground/ facility leases expense in the accompanying consolidated statements of comprehensive income. 3. The six months ended June 30, 2020 amount represents the loss associated with the January 2020 redemption of the company's $400 million 3.35% Senior Notes originally scheduled to mature in October 2020. 4. Represents expenses associated with the actual or estimated settlements of litigation matters that are included in general and administrative expenses in the accompanying consolidated statements of comprehensive income. 5. Represents consulting, legal, and other related costs incurred in relation to stockholder engagement activities in preparation for the company’s 2021 annual stockholders' meeting. 6. Represents accelerated amortization of unvested restricted stock awards due to the pending retirement of the company's President in August 2021. Three Months Ended June 30, Six Months Ended June 30, 2021 2020 $ Change 2021 2020 $ Change Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders $ (9,402) $ (13,344) $ 3,942 $ 6,216 $ 67,511 $ (61,295) Noncontrolling interests' share of net loss (1,651) (2,078) 427 (1,284) (872) (412) Joint Venture ("JV") partners' share of FFO JV partners' share of net loss 1,634 2,046 (412) 1,334 1,130 204 JV partners' share of depreciation and amortization (1,902) (1,927) 25 (3,794) (3,892) 98 (268) 119 (387) (2,460) (2,762) 302 Gain from disposition of real estate — — — — (48,525) 48,525 Total depreciation and amortization 68,741 66,441 2,300 136,858 132,610 4,248 Corporate depreciation 1 (706) (885) 179 (1,455) (1,774) 319 FFO attributable to common stockholders and OP unitholders 56,714 50,253 6,461 137,875 146,188 (8,313) Elimination of operations of on-campus participating properties ("OCPPs") Net loss (income) from OCPPs 1,135 2,206 (1,071) (1,819) (1,500) (319) Amortization of investment in OCPPs (2,039) (2,045) 6 (4,081) (4,082) 1 55,810 50,414 5,396 131,975 140,606 (8,631) Modifications to reflect operational performance of OCPPs Our share of net cashflow 2 534 254 280 673 1,114 (441) Management fees and other 294 244 50 802 827 (25) Contribution from OCPPs 828 498 330 1,475 1,941 (466) Elimination of loss from extinguishment of debt 3 — — — — 4,827 (4,827) Elimination of litigation settlement expense 4 833 — 833 2,033 1,100 933 Stockholder engagement and other proxy advisory costs 5 — — — 914 — 914 Executive retirement charges 6 1,299 — 1,299 1,837 — 1,837 Funds from operations-modified ("FFOM") attributable to $ 58,770 $ 50,912 $ 7,858 $ 138,234 $ 148,474 $ (10,240) common stockholders and OP unitholders FFO per share - diluted $ 0.41 $ 0.36 $ 0.99 $ 1.05 FFOM per share - diluted $ 0.42 $ 0.37 $ 0.99 $ 1.07 Weighted-average common shares outstanding - diluted 139,766,038 139,220,414 139,643,100 139,155,823

Owned Properties Results of Operations 1 ($ in thousands) S-5 Three Months Ended June 30, Six Months Ended June 30, 2021 2020 $ Change % Change 2021 2020 $ Change % Change Owned properties revenues Same store properties $ 195,708 $ 177,391 $ 18,317 10.3% $ 410,840 $ 407,312 $ 3,528 0.9% New properties 3,915 97 3,818 7,227 286 6,941 Sold properties and other 2 — — — — 2,701 (2,701) Total revenues $ 199,623 $ 177,488 $ 22,135 12.5% $ 418,067 $ 410,299 $ 7,768 1.9% Owned properties operating expenses Same store properties 3 $ 92,457 $ 84,890 $ 7,567 8.9% $ 183,973 $ 175,955 $ 8,018 4.6% New properties 3,175 811 2,364 5,579 1,150 4,429 Sold properties and other 2 71 48 23 142 1,118 (976) Total operating expenses $ 95,703 $ 85,749 $ 9,954 11.6% $ 189,694 $ 178,223 $ 11,471 6.4% Owned properties net operating income (loss) Same store properties $ 103,251 $ 92,501 $ 10,750 11.6% $ 226,867 $ 231,357 $ (4,490) (1.9%) New properties 740 (714) 1,454 1,648 (864) 2,512 Sold properties and other 2 (71) (48) (23) (142) 1,583 (1,725) Total net operating income $ 103,920 $ 91,739 $ 12,181 13.3% $ 228,373 $ 232,076 $ (3,703) (1.6%) 1. Refer to page S-17 for detail of our store groupings. 2. Includes one property sold in 2020, as well as professional fees related to the operation of consolidated joint ventures that are included in owned properties operating expenses in the accompanying consolidated statements of comprehensive income (refer to page S-3). Does not include the allocation of payroll and other administrative costs related to corporate management and oversight. 3. Refer to page S-6 for detail of same store operating expenses.

Same Store Owned Properties Operating Expenses 1 2 ($ in thousands, except per bed amounts) S-6 Three Months Ended June 30, 2021 2020 Total Per Bed $ Change From Prior Year % Change From Prior Year % of Total Operating Expenses Total Per Bed % of Total Operating Expenses Property taxes $ 23,236 $ 244 $ 250 1.1% 24% $ 22,986 $ 241 27% General & administrative and other 18,577 195 1,683 10.0% 20% 16,894 177 20% Payroll 18,535 194 1,695 10.1% 20% 16,840 177 20% Utilities 17,218 181 1,173 7.3% 19% 16,045 168 19% Repairs and maintenance 8,008 84 1,490 22.9% 9% 6,518 68 8% Marketing 3,415 36 763 28.8% 4% 2,652 28 3% Insurance 3,468 36 513 17.4% 4% 2,955 31 3% Total same store owned operating expenses $ 92,457 $ 970 $ 7,567 8.9% 100% $ 84,890 $ 890 100% Same store owned beds 95,351 Six Months Ended June 30, 2021 2020 Total Per Bed $ Change From Prior Year % Change From Prior Year % of Total Operating Expenses Total Per Bed % of Total Operating Expenses Property taxes $ 45,902 $ 481 $ 832 1.9% 24% $ 45,070 $ 473 25% General & administrative and other 36,810 386 (31) (0.1%) 20% 36,841 386 21% Payroll 36,521 383 1,595 4.6% 20% 34,926 366 20% Utilities 35,921 377 973 2.8% 20% 34,948 367 20% Repairs and maintenance 15,452 162 3,131 25.4% 8% 12,321 129 7% Marketing 6,842 72 467 7.3% 4% 6,375 67 4% Insurance 6,525 68 1,051 19.2% 4% 5,474 57 3% Total same store owned operating expenses $ 183,973 $ 1,929 $ 8,018 4.6% 100% $ 175,955 $ 1,845 100% Same store owned beds 95,351 1. Refer to the definition of operating expenses on page S-19 for a detailed description of items included in the various expense categories. 2. Refer to page S-17 for detail of our same store groupings.

Seasonality of Operations 1 ($ in thousands, except per bed amounts) S-7 Three Months Ended Total/Weighted Average- June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Last 12 Months 2021 Same Store Properties Average number of owned beds 95,351 95,351 95,351 95,351 95,351 95,351 Average physical occupancy for the quarter 85.0% 84.6% 90.5% 90.3% 83.9% 87.3% Rental revenue per occupied bed per month 2 $ 711 $ 745 $ 786 $ 786 $ 768 $ 772 Rental revenue $ 172,900 $ 180,243 $ 203,449 $ 203,038 $ 184,244 $ 770,974 Other income 3 4,491 10,906 11,272 12,094 11,464 45,736 Total revenue $ 177,391 $ 191,149 $ 214,721 $ 215,132 $ 195,708 $ 816,710 Property operating expenses 84,890 104,487 91,290 91,516 92,457 379,750 Net operating income $ 92,501 $ 86,662 $ 123,431 $ 123,616 $ 103,251 $ 436,960 Operating margin 52.1% 45.3% 57.5% 57.5% 52.8% 53.5% 2021 New Properties Average number of owned beds 519 1,863 2,483 3,467 4,481 3,074 Average physical occupancy for the quarter 1.0% 13.6% 14.6% 14.6% 16.0% 15.0% Rental revenue per occupied bed per month 2 $ 450 $ 1,388 $ 1,198 $ 1,339 $ 1,175 $ 1,254 Rental revenue $ 7 $ 1,055 $ 1,303 $ 2,033 $ 2,527 $ 6,918 Other income 3 90 128 2,044 1,279 1,388 4,839 Total revenue $ 97 $ 1,183 $ 3,347 $ 3,312 $ 3,915 $ 11,757 Property operating expenses 811 1,849 2,342 2,404 3,175 9,770 Net operating (loss) income $ (714) $ (666) $ 1,005 $ 908 $ 740 $ 1,987 Operating margin (736.1%) (56.3%) 30.0% 27.4% 18.9% 16.9% ALL PROPERTIES Average number of owned beds 95,870 97,214 97,834 98,818 99,832 98,425 Average physical occupancy for the quarter 84.6% 83.2% 88.6% 87.6% 80.9% 85.1% Rental revenue per occupied bed per month 2 $ 711 $ 747 $ 787 $ 790 $ 771 $ 774 Rental revenue $ 172,907 $ 181,298 $ 204,752 $ 205,071 $ 186,771 $ 777,892 Other income 3 4,581 11,034 13,316 13,373 12,852 50,575 Total revenue $ 177,488 $ 192,332 $ 218,068 $ 218,444 $ 199,623 $ 828,467 Property operating expenses 85,701 106,336 93,632 93,920 95,632 389,520 Net operating income $ 91,787 $ 85,996 $ 124,436 $ 124,524 $ 103,991 $ 438,947 Operating margin 51.7% 44.7% 57.1% 57.0% 52.1% 53.0% Sold properties and other 4 Total revenue $ — $ — $ — $ — $ — $ — Property operating expenses 48 182 81 71 71 405 Net operating loss $ (48) $ (182) $ (81) $ (71) $ (71) $ (405) 1. Refer to page S-17 for detail of our store groupings. 2. Rental revenue per occupied bed per month is calculated based upon our net student rental revenue earned during the respective quarter divided by average monthly occupied beds over the periods presented. 3. Other income is all income other than net student rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, and the provision for uncollectible accounts. 4. Includes costs related to the operation of consolidated joint ventures as noted on page S-5.

Leasing Update - 2021/2022 Academic Year 1 As of July 23, 2021 Leases as % of Design Beds Design Beds Fall 2021 Guidance Assumptions Rental Revenue Per Leased Bed For Academic Year 2 Fall 2020 Final Occupancy Occupancy Rental Rate Growth As of July 23, 2021 As of July 23, 2020 Variance Low High Low High 2021/2022 2020/2021 2021 Same Store Owned Properties 91.6% 89.2% 2.4% 95,351 90.3% 92.0% 94.0% 2.5% 3.0% $805 - $809 $786 2022 New Same Store Owned Properties 3 96.4% 22.8% 73.6% 856 40.8% — — 18.6% 19.0% $1,451 - $1,456 $1,223 2022 Same Store Owned Properties 91.7% 88.6% 3.1% 96,207 89.9% 92.0% 94.0% 3.0% 3.5% $811 - $815 $788 S-8 1. Refer to page S-17 for detail of our property groupings. 2. Represents actual and projected average rental revenue per leased bed for the academic years presented. 3. Includes the Currie Hall Phase II project at the University of Southern California and the Manzanita Square project at San Francisco State University, both of which were completed in Fall 2020. Does not include completed phases of the Disney College Program project. All phases of the Disney College Program project will be included in our same store results as one property beginning in 2025 once all ten phases have been completed and operating for two full calendar years.

Owned Development Update ($ in thousands) S-9 1. In certain instances at ACE properties, the company agrees to construct spaces within the property that will ultimately be owned, managed, and funded by the universities or ground lessors. Such spaces include but are not limited to dining, childcare, retail, academic, and office facilities. Total and Estimated Project Cost excludes the costs of the construction of such facilities, as they will be reimbursed by the ground lessors. 2. Does not include land parcels in twelve markets totaling $89.9 million. 3. Includes $295.4 million in construction in progress ("CIP") and excludes $10.7 million of CIP balances related to ongoing renovation projects at operating properties. Total consolidated CIP as of June 30, 2021 was $306.1 million. 4. Phase VI, with estimated project costs of $61.3 million and 867 beds, is scheduled for occupancy in January 2022. Phase VII, with estimated project costs of $90.3 million and 1,632 beds, is scheduled for occupancy in May 2022. Phase VIII, with estimated project costs of $41.4 million and 736 beds, is scheduled for occupancy in August 2022. 5. Phase IX, with estimated project costs of $81.5 million and 1,473 beds, is scheduled for occupancy in January 2023. Phase X, with estimated project costs of $41.2 million and 736 beds, is scheduled for occupancy in May 2023. RECENTLY COMPLETED PROJECTS Project Location Primary University / Market Served Project Type Beds Total Project Cost 1 Construction Completed Disney College Program Phase III Orlando, FL Walt Disney World® Resort ACE 984 $ 54,400 January 2021 Disney College Program Phase IV Orlando, FL Walt Disney World® Resort ACE 1,521 84,500 May 2021 2,505 $ 138,900 OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION 2 Project Location Primary University / Market Served Project Type Beds Estimated Project Cost 1 Total Costs Incurred as of June 30, 2021 3 Scheduled Completion Disney College Program Phase V Orlando, FL Walt Disney World® Resort ACE 864 $ 51,500 $ 49,946 July 2021 Disney College Program Phases VI-VIII 4 Orlando, FL Walt Disney World® Resort ACE 3,235 193,000 165,401 Jan, May & Aug 2022 Disney College Program Phases IX-X 5 Orlando, FL Walt Disney World® Resort ACE 2,209 122,700 84,954 Jan & May 2023 6,308 $ 367,200 $ 300,301

Third-Party Development Update ($ in thousands) S-10 Three Months Ended June 30, Six Months Ended June 30, 2021 2020 $ Change 2021 2020 $ Change Development services revenue1 $ 866 $ 1,290 $ (424) $ 2,825 $ 3,345 $ (520) % of total revenue 0.4% 0.7% 0.6% 0.8% 1. The six months ended June 30, 2021 and 2020 amounts include $0.4 million of construction savings revenue related to one project delivered in Fall 2020 and $0.7 million of construction savings revenue related to one project delivered in Fall 2019, respectively. 2. These awards relate to speculative development projects that are subject to final determination of feasibility, negotiation, final award, procurement rules and other applicable law, execution and closing of definitive agreements on terms acceptable to the company, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. Anticipated commencement and targeted completion dates for certain projects have been delayed due to disruption associated with COVID-19. 3. These projects include multiple phases to be completed over several years. The full scope, transaction structure, feasibility, fees, and timing will be negotiated. CONTRACTED PROJECTS IN PROGRESS Project Location Primary University Served Beds Total Fees Fees Earned as of June 30, 2021 Fees Earned in Current Year Remaining Fees as of June 30, 2021 Scheduled Completion University of California - Riverside North District Phase I Riverside, CA University of California, Riverside 1,502 $ 6,700 $ 6,059 $ 1,167 $ 641 September 2021 Georgetown University - Capitol Campus Housing Washington, D.C. Georgetown University 476 3,000 2,051 300 949 August 2022 Concordia University Phase II Austin, Texas Concordia University 235 1,300 846 846 454 August 2022 2,213 $ 11,000 $ 8,956 $ 2,313 $ 2,044 ON-CAMPUS AWARD PIPELINE 2 Project Location Anticipated Financing Structure Anticipated Commencement Targeted Completion Estimated Fees Drexel University - Kelly Hall Renovation Philadelphia, PA Third-party Q4 2021 Fall 2023 $1,800 University of California Irvine Phase V Irvine, CA Third-party 2021 / 2022 Summer 2023 / 2024 $5,200 Princeton University Lake Campus Graduate Housing Princeton, NJ Third-party Q4 2021 / Q1 2022 Fall 2023 $6,000 MIT Family & Graduate Housing Cambridge, MA ACE / Third-party Q1 2022 Fall 2024 N/A Upper Hearst Development for the Goldman School of Public Policy Berkeley, CA Third-party 2022 Summer 2024 $3,000 University of California Berkeley Master Development - Phase I Berkeley, CA ACE 2022 Fall 2024 N/A Northeastern University - Phase II Boston, MA ACE Q1 / Q2 2023 Fall 2025 N/A University of California Berkeley Master Development - Future Phases3 Berkeley, CA TBD TBD TBD TBD University of California Riverside Master Development 3 Riverside, CA Third-party TBD TBD TBD West Virginia University Master Development 3 Morgantown, WV TBD TBD TBD TBD Virginia Commonwealth University (Honors College) Richmond, VA TBD TBD TBD TBD

Management Services Update ($ in thousands) S-11 Three Months Ended June 30, Six Months Ended June 30, 2021 2020 $ Change 2021 2020 $ Change Management services revenue $ 2,811 $ 2,668 $ 143 $ 6,172 $ 6,497 $ (325) % of total revenue 1.3% 1.4% 1.4% 1.5% NEW / PENDING MANAGEMENT CONTRACTS Project Location Primary University / Market Served Approximate Beds Stabilized Annual Fees 1 Actual or Anticipated Commencement Granville Towers Chapel Hill, NC University of North Carolina, Chapel Hill 1,315 $ 490 February 2021 University of California - Riverside North District Phase I Riverside, CA University of California, Riverside 1,502 540 September 2021 Georgetown University - Capitol Campus Housing Washington, D.C. Georgetown University 476 400 September 2022 3,293 $ 1,430 DISCONTINUED MANAGEMENT CONTRACTS Project Location Primary University / Market Served Beds 2021 Fee Contribution Prior to Termination Discontinued As Of Garden Village Berkeley, CA University of California, Berkeley 236 $ 50 April 2021 CAU Suites Atlanta, GA Clark Atlanta University 598 60 July 2021 Heritage Commons Atlanta, GA Clark Atlanta University 455 60 July 2021 Euclid Commons Cleveland, OH Cleveland State University 601 130 July 2021 Fenn Tower Cleveland, OH Cleveland State University 438 40 July 2021 Independence Place Columbus, GA Columbus State University 555 150 December 2021 2,883 $ 490 1. Stabilized annual fees are dependent upon the achievement of normalized occupancy levels.

1. Refer to the definitions outlined on pages S-18 and S-19 for detailed definitions of terms appearing on this page. 2. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $0.9 million, unamortized original issue discount on unsecured notes of $5.4 million, and unamortized deferred financing costs of $18.8 million. 3. Based on share price of $46.72 and fully diluted share count of 140,394,383 as of June 30, 2021. Assumes conversion of 503,717 common and preferred Operating Partnership units and 1,211,814 unvested restricted stock awards. 4. Refer to calculations on page S-13, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures. 5. Excludes accumulated depreciation of $1.9 billion, receivables and intangible assets, net of accumulated amortization, of $74.5 million, and lease-related right of use assets of $457.5 million. 6. Includes $330.0 million of mortgage debt related to the ACC / Allianz joint venture of which the company has a 55% interest. 7. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.0%. 8. The company's variable rate debt consists of the unsecured revolving credit facility and $1.5 million of mortgage debt at one of our on-campus participating properties. Capital Structure as of June 30, 2021 1 ($ in millions, except per share data) S-12 Market Capitalization & Unsecured Notes Covenants Debt Maturity Schedule Total Debt 2 $ 3,750 Total Equity Market Value 3 6,559 Total Market Capitalization 10,309 Debt to Total Market Capitalization 36.4% Net Debt to EBITDA 4 8.8x Total Asset Value 5 $ 8,903 Unencumbered Asset Value 7,729 Unencumbered Asset Value to Total Asset Value 86.8% Requirement Current Ratio Total Debt to Total Asset Value ≤ 60% 42.1% Secured Debt to Total Asset Value ≤ 40% 7.1% Unencumbered Asset Value to Unsecured Debt > 150% 247.7% Interest Coverage 4 > 1.5x 3.5x Principal Outstanding ² Weighted Average Interest Rate Average Term To Maturity Mortgage Loans 6 $ 548 4.2% 7 4.9 Yrs Unsecured Revolving Credit Facility 521 1.1% 3.9 Yrs Unsecured Term Loan 200 2.5% 1.0 Yrs Unsecured Notes 2,400 3.7% 5.7 Yrs On-Campus Participating Properties 81 4.3% 14.2 Yrs Total/Weighted Average $ 3,750 3.3% 5.3 Yrs Variable Rate Debt as % of Total Debt 8 13.9% Weighted Average Interest Rate Of Debt Maturing Each Year Fixed Rate Debt 4.8% 2.7% 3.8% 4.2% N/A 3.7% 3.6% 4.1% N/A 3.4% Total Debt 4.8% 2.7% 3.8% 4.2% 1.2% 3.7% 3.6% 4.0% N/A 3.4%

Interest Coverage 1 ($ in thousands) S-13 Three Months Ended September 30, December 31, March 31, June 30, Last Twelve 2020 2020 2021 2021 Months Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders $ (19,515) $ 24,807 $ 15,618 $ (9,402) $ 11,508 Net (loss) income attributable to noncontrolling interests (1,909) (174) 367 (1,651) (3,367) Interest expense 29,056 28,500 28,977 29,240 115,773 Income tax provision 373 216 340 341 1,270 Depreciation and amortization 67,369 67,724 68,117 68,741 271,951 Amortization of deferred financing costs 1,349 1,368 1,319 1,418 5,454 Share-based compensation 3,502 3,495 5,148 6,481 18,626 Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") $ 80,225 $ 125,936 $ 119,886 $ 95,168 $ 421,215 Pro-forma adjustments to EBITDA 2 (619) Adjusted EBITDA $ 420,596 Interest expense from consolidated statement of comprehensive income $ 29,056 $ 28,500 $ 28,977 $ 29,240 $ 115,773 Amortization of mortgage debt premiums/discounts 1,000 1,317 395 340 3,052 Capitalized interest 2,833 2,654 2,532 2,367 10,386 Change in accrued interest payable (322) (6,761) 9,248 (7,062) (4,897) Cash Interest Expense $ 32,567 $ 25,710 $ 41,152 $ 24,885 $ 124,314 Pro-forma adjustments to Cash Interest Expense 2 (2,610) Adjusted Interest Expense $ 121,704 Interest Coverage 3.5x 1. Refer to pages S-18 and S-19 for detailed definitions of terms appearing on this page. 2. Adjustment to reflect all acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented.

Capital Allocation – Long Term Funding Plan (2021-2023) ($ in millions) S-14 Sources and Uses for Development - As of June 30, 2021 Estimated Project Total Costs Remaining Estimated Capital Uses1: Cost Incurred Capital Needs Disney Internships & College Program Housing Phase V (2021 delivery) $ 51 $ 50 $ 1 Phases VI-VIII (2022 deliveries) 193 165 28 Phases IX-X (2023 deliveries) 123 85 38 Total $ 367 $ 300 $ 67 Estimated Sources through 2023: Capital Sources Cash and Cash Equivalents as of June 30, 2021 $ 30 Estimated Cash Flow Available for Investment - through 2023 2 180 Anticipated Debt (Repayment) / Funding - through 2023 3 (282) to (482) Anticipated Capital Recycling and/or Equity Funding - through 2023 3 139 to 339 Total $ 67 Selected Credit Metrics 4 Credit Metric: June 30, 2021 Pro Forma 5 Total Debt to Total Asset Value 42.1% 36.6% - 39.4% Net Debt to EBITDA 6 8.8x 5.9x - 6.3x Note: This analysis demonstrates the anticipated funding mix for the developments currently committed, underway, or with expected starts in the current year. As future developments commence, they are expected to be funded via additional dispositions, joint ventures, free cash available for investment, and/or capital market transactions. Due to the negative impacts of COVID-19 on the available cash flow for investment in 2020 per footnote 2 below, the Estimated Cash Flow Available for Investment through 2023 assumes available cash flow in 2021 is consistent with levels experienced in 2020, followed by a gradual recovery to fully normalized levels by 2023. For purposes of calculating the pro forma Net Debt to EBITDA ratio, EBITDA has been normalized for the COVID-19 related impacts on revenue and operating expenses and assumes the original underwritten EBITDA for the development properties delivered in 2020 and beyond. 1. Includes owned development projects under construction and management’s Estimated Project Cost for future development deliveries that are expected to commence construction during the current year, as disclosed on page S-9. 2. Available cash flow is derived from disclosures in our 2020 Form 10-K and is calculated as net cash provided by operating activities of $351.1 million, excluding changes in working capital of $40.9 million plus interest rate swap related items of $1.7 million, less dividend payments of $260.8 million, less principal payments on debt of $11.9 million, less recurring capital expenditures of $20.8 million. This calculation results in available cash flow for investment in 2020 of $15.0 million. The global disruption associated with the COVID-19 pandemic could have a material impact on the company's future cash flows and liquidity position, the magnitude of which is uncertain. Therefore, no assurances can be made that future cash flows will be consistent with historical levels or will return to normalized levels as assumed for purposes of the analysis above. 3. Reflects the company's current anticipated capital sources to fund committed developments through 2023. The actual mix of capital sources may vary based on prevailing capital market conditions and the company's balance sheet management strategy. 4. Refer to definitions outlined on pages S-18 and S-19 for detailed definitions of terms appearing on this page. 5. Ratios represent the pro forma impact of development deliveries and funding alternatives assumed in the Sources and Uses table. The lower end of the pro forma leverage ranges assumes remaining capital needs in excess of debt are funded with equity, while the higher end assumes remaining needs in excess of debt are funded with dispositions. Actual ratios will vary based on the timing of construction funding, future cash flow available for investment, and the ultimate mix of sources from debt, equity, joint ventures, or dispositions. 6. Refer to page S-13 for a reconciliation of EBITDA to net income, the most directly comparable GAAP measure.

Outlook - Summary (Q3 2021 and FY 2021) 1 ($ in thousands, except share and per share data) Q3 2021 Guidance FY 2021 Guidance Low High Low High Net (loss) income $ (19,900) $ (14,500) $ 10,400 $ 29,900 Noncontrolling interests' share of net loss (2,200) (2,200) (3,300) (3,300) Joint Venture ("JV") partners' share of FFO JV partners' share of net loss 2,200 2,200 3,500 3,500 JV partners' share of depreciation and amortization (1,900) (1,900) (7,700) (7,700) 300 300 (4,200) (4,200) Total depreciation and amortization 67,500 67,500 273,600 273,600 Corporate depreciation (800) (800) (3,100) (3,100) FFO 44,900 50,300 273,400 292,900 Elimination of operations from on-campus participating properties ("OCPP") (100) (100) (11,000) (11,000) Contribution from OCPPs 800 800 3,100 3,100 Elimination of litigation settlement expense 2 — — 2,000 2,000 Stockholder engagement and other proxy advisory costs 3 — — 900 900 Executive retirement charges 4 800 800 2,600 2,600 FFOM $ 46,400 $ 51,800 $ 271,000 $ 290,500 Net (loss) income per share - diluted $ (0.14) $ (0.10) $ 0.07 $ 0.21 FFO per share - diluted $ 0.32 $ 0.36 $ 1.95 $ 2.09 FFOM per share - diluted $ 0.33 $ 0.37 $ 1.93 $ 2.07 Weighted-average common shares outstanding - diluted 140,753,900 140,753,900 140,214,200 140,214,200 1. The company believes that the financial results for the three months ending September 30, 2021 and year ending December 31, 2021 may be affected by a number of factors. Such factors include: • national and regional economic trends and events; • the success of our leasing activities for the 2021/2022 academic year, which could be impacted as the COVID-19 pandemic continues to evolve; • the level of lease terminations, rent refunds, and/or abatements granted to student and commercial tenants; • economic hardship experienced by student and commercial tenants and its ultimate effect on rent collections and thus the provision for uncollectible accounts; • the amount of leasing and related fees earned for the 2021-2022 and 2022-2023 academic years, which are affected by the timing and velocity of the company’s leasing process; • canceled or delayed third-party development projects; • reduced revenues at our third-party managed properties resulting in reduced third-party management fee income; • the impact of any stimulus payments that may be received by the company, our tenants, and/or our University partners under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) and any future similar governmental actions; • any increase in, or reduction to, operating expenses as a result of COVID-19; • the timing and amount of any acquisitions, dispositions or joint venture activity; • interest rate risk; • the timing of commencement and completion of construction on owned development projects; • university enrollment, funding and policy trends; • the amount of income recognized by the taxable REIT subsidiaries and any corresponding income tax expense; • the outcome of legal proceedings arising in the normal course of business; and • the finalization of property tax rates and assessed values in certain jurisdictions. 2. Represents expenses associated with the actual or estimated settlements of litigation matters that are included in general and administrative expenses in the accompanying consolidated statements of comprehensive income. 3. Represents consulting, legal, and other related costs incurred in relation to stockholder engagement activities in preparation for the company’s 2021 annual stockholders' meeting. 4. Represents accelerated amortization of unvested restricted stock awards due to the pending retirement of the company's President in August 2021. S-15

1. Refer to page S-17 for detail of the 2021 same store and new property groupings. Outlook - Detail (Q3 2021 and FY 2021) ($ in thousands, except share and per share data) FFOM Guidance As Reported Q3 2021 Guidance FY 2021 Guidance Assumptions & Other Six Months Ended June 30, 2021 Three Months Ending September 30, 2021 Year Ending December 31,2021 Owned properties ¹ Low High Low High 2021 same store properties Rental revenue $ 387,282 $ 185,100 $ 188,600 $ 784,000 $ 793,200 Academic Year 2021/2022 Lease-up Assumptions: – 2021 Same Store Group achieves 92.0% - 94.0% occupancy and 2.5% - 3.0% rental rate growth. – 2022 Same Store Group achieves 92.0% - 94.0% occupancy and 3.0% - 3.5% rental rate growth. Other income 23,558 14,400 14,400 48,600 48,600 Same store revenue $ 410,840 $ 199,500 $ 203,000 $ 832,600 $ 841,800 ß % growth 0.9% 4.4% 6.2% 2.4% 3.5 % Same store operating expenses (183,973) (113,900) (112,700) (394,400) (392,200) % growth 4.6% 9.0% 7.9% 6.1% 5.5 % Same store net operating income ("NOI") $ 226,867 $ 85,600 $ 90,300 $ 438,200 $ 449,600 % growth (1.9) % (1.2) % 4.2% (0.7) % 1.8 % Includes $5.1 - $5.9 million in the third quarter and $6.1 - $7.2 million in the fourth quarter of NOI contribution from the completed phases of the Disney College Program project.2021 new properties NOI $ 1,648 $ 6,600 $ 7,600 $ 16,700 $ 19,100 ß 2021 NOI loss from dispositions and other $ (142) $ (100) $ (100) $ (1,000) $ (1,000) ß Includes lost NOI from a $60 million disposition assumed during the fourth quarter and recurring professional fees related to the operation of the ACC/Allianz joint venture. Total owned properties NOI $ 228,373 $ 92,100 $ 97,800 $ 453,900 $ 467,700 Third-party development services revenue $ 2,825 $ 900 $ 900 $ 5,000 $ 11,400 ß See page S-10 for the for third party development projects that are possible to commence during the remainder of 2021. Third-party management services revenue $ 6,172 $ 2,400 $ 2,600 $ 12,000 $ 12,400 Third-party development and mgmt. services expenses $ (10,387) $ (5,000) $ (5,100) $ (20,100) $ (20,300) Actual G&A for the first six months includes $2.0 million in costs associated with an anticipated litigation settlement, $0.9 million in stockholder engagement and other proxy advisory costs, and $1.8 million in executive retirement charges. Third quarter guidance includes $0.8 million in executive retirement charges in G&A. All of these items are eliminated for the purposes of calculating FFOM. General and administrative expenses $ (25,254) $ (10,200) $ (10,400) $ (45,200) $ (45,500) ß Ground/facility leases expense $ (6,643) $ (4,900) $ (5,100) $ (17,000) $ (17,400) Less: OCPP ground/facility leases expense $ 673 $ 400 $ 400 $ 1,400 $ 1,400 Interest income $ 572 $ 400 $ 400 $ 1,400 $ 1,400 ß Excludes on-campus participating properties ("OCPPs") for the purposes of calculating FFOM. Interest expense $ (58,217) $ (29,500) $ (29,500) $ (116,900) $ (116,900) ß Net of capitalized interest of $2.5 million in the first quarter, $2.4 million in the second quarter, $1.8 million in the third quarter and $1.9 million in the fourth quarter. Less: OCPP interest expense $ 1,811 $ 800 $ 800 $ 3,500 $ 3,500 Amortization of deferred financing costs $ (2,692) $ (1,400) $ (1,400) $ (5,600) $ (5,600) ß Excluding OCPPs for the purposes of calculating FFOM. Corporate depreciation $ (1,455) $ (800) $ (800) $ (3,100) $ (3,100) ß Represents corporate depreciation expense not added back in the calculation of FFO as per the NAREIT definition of FFO. OCPP overhead $ (819) $ (400) $ (400) $ (1,500) $ (1,700) Income tax provision $ (681) $ (300) $ (300) $ (1,400) $ (1,400) JV partners' share of net income $ 1,334 $ 2,200 $ 2,200 $ 3,500 $ 3,500 For the purposes of calculating NAV, the company excludes $10.3 million of annual NOI and $148.5 million of mortgage debt related to consolidated joint venture partners' share of NOI and any mortgage debt.JV partners' share of depreciation and amortization $ (3,794) $ (1,900) $ (1,900) $ (7,700) $ (7,700) ß Contribution from OCPPs $ 1,475 $ 800 $ 800 $ 3,100 $ 3,100 ß Includes the company's 50% share of OCPP net cash flow and management and development fees received, as per the definition of FFOM on page S-18. Other nonoperating income $ 157 $ — $ — $ 200 $ 200 Elimination of litigation settlement expense $ 2,033 $ — $ — $ 2,000 $ 2,000 See G&A note aboveStockholder engagement and other proxy advisory costs $ 914 $ — $ — $ 900 $ 900 ß Executive retirement charges $ 1,837 $ 800 $ 800 $ 2,600 $ 2,600 FFOM per share - diluted $ 0.99 $ 0.33 $ 0.37 $ 1.93 $ 2.07 S-16

Detail of Property Groupings As of June 30, 2021 S-17 2021 Grouping 2022 Grouping Same Store Properties New Properties Same Store Properties New Properties # of Properties Design Beds # of Properties Design Beds # of Properties Design Beds # of Properties Design Beds Properties Purchased or Developed Prior to January 1, 2020 157 95,351 157 95,351 2020 Development Deliveries 1 3 2,483 2 856 1 2 1,627 2 2021 Development Deliveries 1 — 3,369 — 3,369 2022 Development Deliveries 1 — 3,235 — 3,235 2023 Development Deliveries 1 — 2,209 — 2,209 Total Owned Properties 157 95,351 3 11,296 159 96,207 1 10,440 Grand Total # of Owned Properties (All Groupings) 160 Grand Total Owned Design Beds (All Groupings) 106,647 Note on Property Portfolio: When disclosing our number of properties and design beds as of a certain date, we include all properties that are owned and operating as of that date, as well as properties that are under construction and anticipated to open for operations in future years. Properties that are in our development pipeline but have not yet commenced construction are not included. 2021: The 2021 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2021 and 2020. This same store grouping will be used for purposes of presenting our 2021 same store operating results. 2022: The 2022 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2022 and 2021. This same store grouping will be used for purposes of presenting our 2022 same store operating results. 1. The Disney College Program project will be delivered in multiple phases over several years with initial deliveries occurring in 2020 and full development completion anticipated in 2023. All phases are counted as one property in the table above. As of June 30, 2021, four phases have been completed totaling 4,132 beds. 2. Represents phases I - II of the Disney College Program project, which were completed in May and August 2020. All phases of the Disney College Program project will be included in our same store results as one property beginning in 2025 once all ten phases have been completed and operating for two full calendar years.

Definitions ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to invest our capital and to develop, own, and operate on-campus student housing communities. Properties under this structure are considered to be owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Cash Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; and (iii) the change in accrued interest during the period presented. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non- cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations (”FFO”) Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified (”FFOM”) FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties, and other items, as we determine in good faith, that do not reflect our core operations on a comparative basis. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Net Debt* Total Debt less Cash. Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income “NOI” Property revenues less direct property operating expenses, excluding depreciation, but including an allocation of costs related to corporate management and oversight. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-18

Definitions On-campus Participating Properties A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Operating Expenses General & administrative and other expenses include security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, food service, and other miscellaneous expenses. Utilities expense represents gross expenses prior to any recoveries from tenants, which are reflected in owned properties revenues. Payroll expense includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff. Repairs and maintenance expense includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process. Marketing expense includes costs related to property marketing campaigns associated with our ongoing leasing efforts. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design Beds less beds used by on-site staff. Same Store Grouping Properties owned and operating for both of the entire annual periods presented, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of the current period-end. Includes the full operating results of properties owned through joint ventures in which the company has a controlling financial interest and which are consolidated for financial reporting purposes. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables, intangibles, and right of use assets, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including finance leases and excluding mark-to-market premiums/ discounts on mortgage loans assumed in connection with acquisitions, the original issued discount on unsecured notes, and deferred financing costs. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-19

Investor Information Corporate Headquarters Investor Relations American Campus Communities, Inc. 12700 Hill Country Blvd., Suite T-200 Austin, Texas 78738 Tel: (512) 732-1000 Fax: (512) 732-2450 www.americancampus.com Ryan Dennison SVP, Capital Markets and Investor Relations (512) 732-1000 rdennison@americancampus.com Executive Management Bill Bayless Chief Executive Officer Jim Hopke President Jennifer Beese Chief Operating Officer Daniel Perry Chief Financial Officer William Talbot Chief Investment Officer Kim Voss Chief Accounting Officer Research Coverage Angus Kelleher Argus Research Company (203) 548-9892 akelleher@argusresearch.com Jeffery Spector Bank of America / Merrill Lynch (646) 855-1363 jeff.spector@baml.com Neil Malkin Capital One (571) 633-8191 neil.malkin@capitalone.com Michael Bilerman / Nick Joseph Citigroup Equity Research (212) 816-1383 / (212) 816-1909 michael.bilerman@citi.com / nicholas.joseph@citi.com Derek Johnston / Tom Hennessy Deutsche Bank Securities, Inc. (212) 250-5683 / (212) 250-4063 derek.johnston@db.com / tom.hennessy@db.com Steve Sakwa / Samir Khanal Evercore ISI (212) 446-9462 / (212) 888-3796 steve.sakwa@evercoreisi.com / samir.khanal@evercoreisi.com John Pawlowski / Alan Peterson Green Street Advisors (949) 640-8780 / (949) 640-8780 jpawlowski@greenstreetadvisors.com / apeterson@greenstreetadvisors.com Anthony Paolone / Nikita Bely J.P. Morgan Securities (212) 622-6682 / (212) 622-0695 anthony.paolone@jpmorgan.com / nikita.bely@jpmorgan.com Jordan Sadler / Austin Wurschmidt KeyBanc Capital Markets (917) 368-2280 / (917) 368-2311 jsadler@key.com / awurschmidt@key.com Alexander Goldfarb / Daniel Santos Piper Sandler & Co. (212) 466-7937 / (212) 466-7927 alexander.goldfarb@psc.com / daniel.santos@psc.com American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. S-20

Forward-looking Statements and Non-GAAP Financial Measures In addition to historical information, this press release contains forward-looking statements under the applicable federal securities law. These statements are based on management’s current expectations and assumptions regarding markets in which American Campus Communities, Inc. (the “company”) operates, operational strategies, anticipated events and trends, the economy, and other future conditions. Forward- looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. These risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking-statements include those related to the COVID-19 pandemic, about which there are still many unknowns, including the duration of the pandemic and the extent of its impact, and those discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2020 under the heading “Risk Factors” and under the heading “Business - Forward-looking Statements” and subsequent quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statements, including our expected 2021 operating results, whether as a result of new information, future events, or otherwise. This presentation contains certain financial information not derived in accordance with United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, tax, depreciation and amortization (“EBITDA”), net operating income (“NOI”), funds from operations (“FFO”) and FFO-Modified (“FFOM”). Refer to Definitions for a detailed explanation of terms appearing in the supplement. The Company presents this financial information because it considers each item an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. These measures should not be considered as alternatives to net income or loss computed in accordance with GAAP as an indicator of the Company's financial performance or to cash flow from operating activities computed in accordance with GAAP as an indicator of its liquidity, nor are these measures indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.